UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 7, 2015

TRIBUNE PUBLISHING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36230	38-3919441
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

435 North Michigan Avenue

Chicago, Illinois 60611

(Address of Principal Executive Offices) (Zip Code)

312-222-9100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

Membership Interest Purchase Agreement

On May 7, 2015, Tribune Publishing Company, LLC (the “Acquiror”), a wholly-owned subsidiary of Tribune Publishing Company (the “Company”), entered into a Membership Interest Purchase Agreement (the “Agreement”) with MLIM Holdings, LLC (the “Seller”), the Papa Doug Trust u/a/d January 11, 2010, Douglas F. Manchester and Douglas W. Manchester, and MLIM, LLC (“MLIM”).  Through an operating subsidiary, MLIM owns the U-T San Diego (f/k/a the San Diego Union-Tribune) and nine community weeklies and related digital properties in San Diego County.  Upon the terms and subject to the conditions set forth in the Agreement, the Acquiror will acquire all of the Seller’s equity interests in MLIM for a total purchase price of $85 million, consisting of $73 million in cash, subject to a working capital adjustment, and $12 million in common stock of the Company (the “Acquisition”).

The Acquiror expects to finance the cash portion of the purchase price with a combination of cash-on-hand and funds available under the Company’s existing senior asset based revolving credit facility as well as the net proceeds of the Term Loan described below. However, the obligation of the Acquiror under the Agreement to consummate the Acquisition is not conditioned upon the Company’s or the Acquiror’s ability to consummate the Term Loan or any other debt financing.

Prior to the closing of the Acquisition, the Seller or its affiliates will acquire certain assets and liabilities related to the business and the operation of the U-T San Diego, including real property used by the business.  Following the Acquisition, MLIM or its affiliates will retain certain liabilities, including its existing pension obligations, and MLIM’s operating subsidiary will enter into leases to use the real property that is being retained by the Seller or its affiliates.

Closing of the Acquisition is subject to certain closing conditions.  The Agreement also contains representations, warranties, covenants, and indemnities of the parties thereto.  Assuming the satisfaction or waiver of the closing conditions, the Acquisition is expected to close in the second quarter of 2015.

The foregoing summary of the Agreement is qualified in its entirety by reference to the text of the Agreement (and exhibits, as applicable), which is expected to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 28, 2015 or a Current Report on Form 8-K to be filed in connection with the closing of the Acquisition.

Registration Rights Agreement

On the closing of the Acquisition pursuant to the terms of the Agreement, the Company will enter into a Registration Rights Agreement with the Seller (the “Registration Rights Agreement”), whereby the Seller would be entitled to certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of common stock of the Company acquired in connection with the Agreement.  Under the Registration Rights Agreement, the Company will grant the Seller shelf and piggyback registration rights relating to the shares of common stock of the Company acquired by the Seller in connection with the Agreement.  The Company will pay all of its own costs and expenses, including all fees and expenses of any counsel, relating to the Registration Rights Agreement.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is an exhibit to the Agreement and is expected to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 28, 2015 or a Current Report on Form 8-K to be filed in connection with the closing of the Acquisition.

Debt Commitment

Concurrently with the execution of the Agreement, the Company entered into a commitment letter (the “Commitment Letter”) with Citigroup Global Markets Inc. (“Citi”) which provides that, subject to certain customary terms and conditions, Citi will provide a $50,000,000 term loan (the “Term Loan”). The Term Loan will be used to finance a portion of the Acquisition and to pay related costs and expenses.

Citi’s obligation to provide the Term Loan under the Commitment Letter is subject to a number of customary conditions, including, without limitation, no material adverse effect on the business to be acquired pursuant to the Acquisition, the consummation of the Acquisition in all material respects on the terms set forth in the Agreement, the accuracy of representations and warranties, the delivery of certain financial information, the completion of a specified marketing period, and the execution and delivery by the relevant parties of definitive documentation consistent with the Commitment Letter.

There can be no assurance that the Term Loan will be consummated. The final pricing and other terms applicable to the Term Loan are anticipated to be substantially similar to those of the term loans under the Company’s existing senior term loan facility, adjusted to reflect applicable market conditions.  The Company’s existing senior term loan facility is described in the Company’s Current Report on Form 8-K filed on August 7, 2014.

The foregoing summary of the Commitment Letter and the transactions contemplated thereby is qualified in its entirety by reference to the terms thereof if not superseded by definitive documentation, and the complete terms and conditions of the definitive documentation to be negotiated and executed in connection therewith, which is expected to be filed as an exhibit to the Company’s first Quarterly Report on Form 10-Q that is due after the definitive documentation is fully executed or a Current Report on Form 8-K to be filed in connection with the closing of the Acquisition.

Item 3.02                                             Unregistered Sales of Equity Securities

The private placement of $12 million in common stock of the Company to be issued to the Seller in connection with the closing of the Acquisition will be made in reliance upon exemption from the registration requirements of the Securities Act pursuant to Regulation D and/or Section 4(a)(2) thereof.

The information regarding the Agreement and the Acquisition set forth in Item 1.01 is incorporated herein by reference.

Item 7.01                                             Regulation FD Disclosure

On May 7, 2015, the Company issued a press release relating to the acquisition of MLIM by the Acquiror.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The Company has prepared supplemental information regarding the Acquisition in a slide presentation that is being made available to investors.  The slide presentation is furnished as Exhibit 99.2 to this report and incorporated herein by reference.

Cautionary Statements Regarding Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding the timing and closing of the Acquisition (if at all), payments (including adjustments) and performance relating to the Agreement and the Acquisition, the issuance of common stock of the Company pursuant to the Agreement, the terms of the Company’s Term Loan debt financing contemplated by the Commitment Letter, and the Company’s ability to consummate any such debt financing contemplated by the Commitment Letter or otherwise. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “continue,” “estimate,” or similar expressions constitute forward-looking statements.  Differences in the Company’s actual results or other matters from those described in these forward-looking statements may result from actions taken by the Company or the Acquiror, as well as from risks and uncertainties beyond the Company’s control, including those of and relating to the Seller or MLIM and the financial markets. These risks and uncertainties include actions resulting from federal, state, local and other laws and regulations or taken by governing bodies, the ability to obtain the required consents and approvals, and other third-parties. The foregoing list of risks and uncertainties is illustrative, but is not exhaustive.  Additional factors that could cause results to differ materially from those anticipated in forward-looking statements can be found under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 25, 2015 and in the Company’s other filings with the Securities and Exchange Commission.  The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 7, 2015.

99.2	Investor Slide Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date: May 8, 2015	By:	/s/ John H. Griffin, Jr.
John H. Griffin, Jr., Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated May 7, 2015.
99.2	Investor Slide Presentation.